Exhibit 10.43


                FOURTH AMENDMENT TO MASTER LEASE
            (1995 Pep Boys Leased Property Facility)



     This FOURTH AMENDMENT TO MASTER LEASE dated as of January 21, 1999 (this "Amendment"), is entered into by and between STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company, not individually but solely in its capacity as Trustee under that certain "Declaration of Trust" (herein so called) dated November 13, 1995 (in such capacity, and not individually, "Lessor"), having an address at Two International Place, Fourth Floor, Boston, Massachusetts 02110, Attention: Corporate Trust Department, THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation ("Lessee Parent"), THE PEP BOYS MANNY MOE & JACK OF CALIFORNIA, a California corporation ("Pep Boys-California") and PEP BOYS - MANNY, MOE & JACK OF DELAWARE, INC., a Delaware corporation ("Pep Boys-Delaware"), each having an address at 3111
W. Allegheny Avenue, Philadelphia, Pennsylvania 19132. Lessee Parent, Pep Boys-California, and Pep Boys-Delaware are herein referred to, singularly or collectively as the context may require, as the "Lessee".


                            RECITALS

     On or about November 13, 1995, Lessor and Lessee entered into a certain Master Lease (as heretofore amended, supplemented or otherwise modified from time to time, the "Lease") relating to certain real property to be leased from time to time by Lessor to Lessee. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Lease.

     Lessor and Lessee, with the consent of Citicorp Leasing, Inc., as Agent on behalf of the Instrument Holders, have agreed to amend the Lease in certain respects.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto have agreed to amend, and do hereby amend, the Lease as follows:



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


                           AGREEMENTS

     1.    In  the event that the modifications to the  terms  of
Section 8(e) of the Lease Guarantee that are provided for in the amendment to the Lease Guarantee executed contemporaneously herewith become effective (i.e., if the conditions to the effectiveness of all or any of such modifications to the Lease Guarantee are satisfied) then (and only then) the definition of "Applicable Spread" contained in Paragraph C of Exhibit A attached to the Lease is hereby amended in its entirety as follows, with such amendment to be effective beginning on the first day of the month during which such modifications become effective:

          "Applicable Spread" means, as applicable, the amount based on the debt rating most recently issued by Standard & Poor's for Lessee's senior unsecured debt as of any Adjustment Date determined by reference to the following:

               Lessee's Most
            Recent Debt Rating              Applicable Spread

            BBB+ (or higher)            83 basis points  (0.83%)
            BBB                         107 basis points (1.07%)
            BBB-                        155 basis points (1.55%)
            less than BBB-              227 basis points (2.27%)

     2.    Until  such time as the modifications to the terms  of
Section 8(e) of the Lease Guarantee that are provided for in the contemporaneous amendment to the Lease Guarantee hereinabove referred to become effective, the modifications to the Applicable Spread provided for above in Paragraph 1 of this Amendment above shall not be effective and the Applicable Spread (as previously amended) shall remain in effect.

     3. Except as amended hereby, the terms and provisions of the Lease, as heretofore amended, shall be and remain in full force and effect and are hereby ratified and affirmed. By its execution hereof Lessee Parent hereby ratifies and affirms each and every representation, warranty, covenant, obligation and indemnity contained in the Lease as of the date hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.




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


                 [SEE ATTACHED SIGNATURE PAGES]

                    SIGNATURE PAGE OF LESSOR
          ATTACHED TO FOURTH AMENDMENT TO MASTER LEASE



                              LESSOR:

                              STATE STREET BANK AND TRUST COMPANY,
                              a  Massachusetts trust company, not
                              in its individual capacity but solely
                              as Trustee under the Declaration of
                              Trust dated November 13, 1995


                              By:
                                 Donald E. Smith, Vice President


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



                  SIGNATURE PAGE OF LESSEE
          ATTACHED TO FOURTH AMENDMENT TO MASTER LEASE



                              LESSEE:

                              THE PEP BOYS - MANNY, MOE & JACK,
                              a Pennsylvania corporation


                              By:
                              Name:
                              Title:



                              THE PEP BOYS MANNY MOE & JACK,
                              OF CALIFORNIA, a California corporation


                              By:
                              Name:
                              Title:



                              PEP BOYS - MANNY, MOE & JACK
                              OF DELAWARE, INC., a Delaware corporation


                              By:
                              Name:
                              Title:




                     SIGNATURE PAGE OF AGENT
          ATTACHED TO FOURTH AMENDMENT TO MASTER LEASE



     The foregoing amendment is hereby approved.


                              AGENT:

                              CITICORP LEASING, INC.


                              By:
                                 Edward S. Mundy, Vice President



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